Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Juniper Content Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 14, 2008	/s/ Stuart B. Rekant

	Name:	Stuart B. Rekant
	Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: November 14, 2008	/s/ Herbert J. Roberts

	Name:	Herbert J. Roberts
	Title:	Senior Vice President,
Chief Financial Officer and Secretary
(Principal Accounting and Financial Officer)

34